Snap Interactive, Inc. (OTCQB: STVI)
Investor Presentation
June 2015

Disclaimer

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute “forward-looking statements” relating to Snap Interactive, Inc. (“SNAP,” “Snap Interactive” or the “Company”) made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “optimistic”, “potential”, “future” or “continue”, and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company’s filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward looking statements. In addition, there can be no assurance that actual results will meet expectations and actual results could differ materially because of a number of factors, including factors such as:

- The Company’s ability to generate and sustain increased revenue levels and achieve profitability in the future;
- The Company’s future growth and growth strategy;
- The Company’s use of proceeds from a debt or equity financing;
- The Company’s ability to repay indebtedness;
- The Company’s ability to anticipate and respond to changing trends and preferences;
- The Company’s heavy reliance on a limited number of third party platforms to run the Company’s application;
- The intense competition in the online dating marketplace;
- The Company’s ability to generate and sustain increased revenue levels and achieve profitability in the future; and
- The success of new applications and application features on user engagement, user conversion and our results of operations.

The Company’s actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

Table of Contents

Company Overview

SNAP Company Snapshot

- Stock Price at 5/27/15: $0.18
- High/Low (52 Weeks): $0.15 - $0.40
- ADTV: 12,582 shares
- Shares Outstanding: 39.7 million
- Insider Ownership: 60%[1]
- Market Cap (at 5/27/15): $7.35 million
- Cash and cash equivalents (3/31/2015): $2.3 million
- Revenue (2014): $13.6 million
- Active Subscribers (as of 5/13/15): 102,000



STVI Closing Stock Price
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
5/27/2014
6/27/2014
7/27/2014
8/27/2014
9/27/2014
10/27/2014
11/27/2014
12/27/2014
1/27/2015
2/27/2015
3/27/2015
4/27/2015
5/27/2015

1. Consists of directors and executive officers as of 3/31/15

Management Bios

Cliff Lerner
CEO



Cliff Lerner has served as our President, Chief Executive Officer and Chairman of our Board of Directors since founding the Company in 2005. Mr. Lerner has a deep knowledge and understanding of the online dating industry and has managed the development and growth for all of our applications and websites since their inception. Mr. Lerner previously served as an analyst in the equities division at Lehman Brothers Inc. from 2000 to 2005. Mr. Lerner received a BS in applied economics and business management from Cornell University.

Alexander Harrington
COO
CFO



Alexander Harrington was appointed as our Chief Operating Officer in February 2014 and became our Chief Financial Officer in March 2014. Mr. Harrington previously served as Chief Executive Officer of MeetMoi, a social dating mobile platform, prior to the sale of MeetMoi to Match.com, LLC. Mr. Harrington previously served as SVP of Strategy and Operations for Zagat Survey from 2004 to 2008, where he oversaw a transformation of the digital business which ultimately culminated in the company's sale to Google Inc. Mr. Harrington holds an MBA from the Wharton School at the University of Pennsylvania and a BA in History from Williams College.

SNAP INTERACTIVE

SNAP Timeline

- SNAP has a history as an innovator in online dating, as one of the first online dating applications to leverage the Facebook platform for user acquisition

2005:
SNAP is Founded

2006:
SNAP Becomes a Public Company

2010:
Feature story in Bloomberg, CNBC. Stock price climbs from $0.20 (12/22/10) to $2.92 (1/10/11)

2014:
Four consecutive quarters of revenue growth as of Q3. "The Grade" launches in November.

2005-2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015

2007:
AreYouInterested (AYI) application is launched on Facebook Platform

2011:
SNAP raises $8.5 MM in private placement. 2011 revenue of $19.2MM; 187% annual revenue growth

2015:
$3.0 MM Convertible Debt financing closed in February 2015

SNAP is at the Vanguard of Dating 2.0

- The online dating industry is a $4 billion global market undergoing a radical reinvention, and SNAP is well positioned for that transition
- Services like Tinder have demonstrated the broad appeal of a mobile, game-like approach to dating services, expanding the addressable audience for the industry

	Dating 1.0: Desktop Self-Help	Dating 2.0: Mobile/Social Revolution
Value Proposition	Self-Help	Social Entertainment, Game-Like
Geographical Reach	US Centric	Global
Platform Focus	Desktop	Mobile
Brand Approach	Single Brand, One-Size-Fits-All	Portfolio of Niche Brands
Business Model	Premium Only	Full Spectrum (Premium to Free/Ad Supported)
Competitive Examples	Match.com, eHarmony, Christian Mingle	SNAP, Tinder, Hinge

SNAP's Core Product Is AYI



ayi
are you interested?
Browse
Promote
Are You Interested?
Yes
Skip
Icebreaker

AYI is a entertainment-oriented dating site with a desktop and mobile destination website, iPhone, Android and Facebook applications

Available on the App Store

ANDROID APP ON Google play

- Subscription revenue is priced on average at approximately $12/month
- Subscription revenues are approximately 52% Domestic / 48% International
- Average subscriber is 47 years old
- We offer 1, 3, 6 & 12 month plans
- In May 2015, approximately 54% of users login via mobile

Not actual profiles of members. All trademarks are property of their respective owners.

AYI Performance is Fueled By Mobile Activity

Mobile contribution to user logins more than tripled since January 2013

Mobile Logins as % of Total Daily Logins



60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15

AYI is consistently a top ranked iPhone App

AYI is ranked #2 top grossing app in the US Lifestyle Category
(updated 5/27/15)



Top Grossing iPhone Apps
Paid
Free
Top Grossing
1. Tinder
Lifestyle
Get
In-App Purchases
2. AYI - Dating App for Adult...
Lifestyle
Get
3. Remote S for Tesla
Lifestyle
$9.99
4. happn
Lifestyle
Get
In-App Purchases
5. Lutron Home Control+
Lifestyle
$19.99
In-App Purchases

AYI Performance

- AYI is a mature, steady business with a large database of approximately 30 million users[1]
- AYI's active subscriber count has grown by over 31% since January 2014
- As a large general interest dating site at scale, AYI makes an ideal template for spin-off niche dating sites which can be cross-sold to AYI users



AYI Active Subscriber Count
100,000
90,000
80,000
70,000
60,000
50,000
1/31/2014
2/28/2014
3/31/2014
4/30/2014
5/31/2014
6/30/2014
7/31/2014
8/31/2014
9/30/2014
10/31/2014
11/30/2014
12/31/2014
1/31/2015
2/28/2015
3/31/2015
4/30/2015
5/27/2015



AYI Quarterly Subscription Revenue ($000)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,139
$3,151
$3,240
$3,239
$3,129
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

1. AYI's database currently contains approximately 30 million users who have confirmed their registration and have an email address.

“The Grade” Is SNAP’s Newest Application


THE
GRADE™
Make the Grade or Be Expelled
A+
Profile Quality
B+
Response Rate
A-
Message Quality
Get iPhone App
Or search "The Grade Dating" on the App Store
BUSINESS INSIDER
GIZMODO
NEW YORK POST
abc NEWS

What Makes The Grade Different?

- The Grade is the first known dating app to grade users from A+ to F and expel those who fail.
- A proprietary algorithm grades users in 3 categories: profile quality, message quality, and responsiveness.
- By expelling ‘failing’ users, the Grade aims to create a *community of high quality daters who are desirable, articulate, and responsive.*
- Launched November 2014

Media Coverage:

- CNN Money 2/15: *10 Alternatives to Tinder* - The Grade featured in the #1 placement
- Covered by Fox, ABC & NBC affiliates, Vogue, Time, MSN, NPR, NY Post, Daily News, VH1, Business Insider, and many others.

The Grade Has Grown Rapidly



Total Swipe Count (30 Days)
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
November
December
January
February
March
April
May



Matches Created
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
November
December
January
February
March
April
May

Highlights

- Approximately 50,000 downloads
- Strong user retention is driving impressive growth of key metrics.
- Nearly 40% of users in our core New York market return to the app after 30 days
- Marketing resources have been minimal and consistent
- New Users in our core demo log in 8 times on their first day, 10 times on their second day

Investment Highlights

1. Attractive Industry Dynamics

2. Proven Portfolio Strategy

3. Compelling Economics

Investment Thesis 1

Attractive Industry Dynamics

$4 Billion Industry With Favorable Trends

A Large Addressable Market…

US-based online dating was a $2.0 Bln market in 2014[1], with estimates of $4 Bln for the global market[2]


US Market: $2.0 Bln1
Global Market: ~$4 Bln2

…With Headroom for Growth…

As of 2013, only 11% of American adults have used online or mobile dating[3]


U.S. Adult Population
Untapped Opportunity
Have used interactive dating

…Going Mainstream…

In 2013, 59% of Americans agreed that “online dating is a good way to meet people” (vs. 44% in 2005)[3]

…And Favorable Demographics


Percent of Married 18-32 Year Old Population, USA, 1960 – 2014 4
Married 18-32 Year Olds (%)
80%
60%
40%
20%
0%
1960
1966
1972
1978
1984
1990
1996
2002
2008
2014
Married Age 18-32

Sources: [1] http://www.ibisworld.com/industry/default.aspx?indid=1723
[2] http://www.fastcompany.com/1812010/whos-telling-you-truth-about-dating-algorithms
[3] http://www.pewresearch.org/fact-tank/2014/02/13/5-facts-about-online-dating/
[4] 2015 Internet Trends Report, KPCB. Data source, US Census Bureau.

SNAP INTERACTIVE

Dating Industry Disruption Creates Opportunity

Within the last two years, mobile usage has outgrown desktop usage



USA % Dating Visitors By Access Method
Desktop
Mobile-Only
65% 63% 63% 58% 59% 54% 52% 50% 45% 44% 34% 36% 40% 41% 38% 40% 44% 39%
35% 37% 37% 42% 41% 46% 48% 50% 55% 56% 66% 64% 60% 59% 62% 60% 56% 61%
July '13 Sep '13 Nov '13 Jan '14 Mar '14 May '14 Jul '14 Sep '14 Nov '14
comScore, Jan '15
Courtland Brooks

Investors have funded several mobile dating start-ups similar to The Grade

Mobile Dating Company	Year Founded	Approximate Funding ($MM)
Hinge	2011	$21
Coffee Meets Bagel	2012	$11
Happn	2013	$8
The League	2014	$2
Bumble	2014	Not disclosed

Tinder's addictive game-like experience has dwarfed app usage of industry leaders



Mobile Dating Apps: US Market Share By Session[1]
90% 80% 70% 60% 50% 40% 30% 20% 10% 0%
Jan 2013 Feb 2013 Mar 2013 Apr 2013 May 2013 Jun 2013 Jul 2013 Aug 2013 Sep 2013 Oct 2013 Nov 2013 Dec 2013 Jan 2014 Feb 2014 Mar 2014 Apr 2014 May 2014 Jun 2014 Jul 2014 Aug 2014 Sep 2014 Oct 2014 Nov 2014
7PARK DATA
Match.com
Tinder
OkCupid Dating
Hinge
Zoosk

1 Data: Aggregate app market share as a percentage of total app sessions across an anonymous panel of millions of US consumers between January 2013 and November 2014.

Investment Thesis 2
Proven Portfolio Strategy

SNAP Growth Initiatives for 2015 & Beyond

- Snap Interactive is building a portfolio of social entertainment applications, adopting the proven business strategy of industry leaders like Match.com
- A portfolio approach in the dating industry has a host of benefits:
  - Cross-selling millions of users in the SNAP database across assets lowers user acquisition costs
  - Shared infrastructure related to analytics, billing, fraud prevention, etc. reduces overhead
- Snap is well-positioned to embark on a portfolio strategy, since the basis of any portfolio is a large general interest property, such as AYI

	General Interest	Mobile / Millennials	Seniors	Ethnic / Religious	International	Matrimonial
IAC / Match	Match.com	Tinder	OurTime	BlackPeople Meet	Meetic, ParParfeito	Chemistry
Snap Interactive	AYI (AreYou Interested)	The Grade	[Expansion opportunity]	[Expansion opportunity]	[Expansion opportunity]	[Expansion opportunity]

SNAP Growth Initiatives for 2015 & Beyond

SNAP is developing or in exploration of several high prospect growth opportunities at present:

- Scaling The Grade, focusing on PR and word-of-mouth
- A new product addition to the Snap portfolio
- Internationalization of AYI to address key foreign markets
- Lead generation revenue opportunities in dating and beyond



Contiguous Market Opportunities (e.g., Seniors Dating)
International Markets
Range of Portfolio Opportunities
ayi are you interested?
THE GRADE
New Market Opportunities (e.g., Mobile Apps targeting Millennials)

Investment Thesis 3

Compelling Economics

Superior Marketing ROI

- Recent advertising and marketing expense of $1 has generated approximately $2.50 to $3.00 of revenue
- SNAP believes its overall revenue yield from advertising and marketing expense exceeds that of public competitors

($ in MMs, 2014/2013 annual data)	SNAP		Spark Networks		Zoosk
	2014	2013	2014	2013	2013[1]
Revenue	$13.6	$12.6	$61.6	$69.4	$178.2
User Acquisition Costs	$5.2	$4.1	$30.5	$52.1	$128.7
Revenue / User Acq.	2.6x	3.0 x	2.0x	1.3 x	1.4 x

1. Source: Zoosk S-1 dated April 16, 2014

Financial and Investor Considerations

Attractive Valuation

COMPARABLE COMPANY ANALYSIS

Market Analysis
(figures in millions, except per share data)

			52 - Week						Revenue		EV / Revenue (2)	
Company	Ticker	Stock Price	High	Low	Equity Value	Cash	Debt	Enterprise Value (1)	LTM	CY 2014	LTM	CY 2014
IAC/INTERACTIVECORP	IACI	$75.27	$76.20	$56.50	$6,183	$672	$1,080	$6,591	$3,142	$3,023	2.1 x	2.2 x
MEETME INC	MEET	$1.52	$3.00	$1.39	$68	$15	$3	$57	$47	$40	1.2 x	1.4 x
SPARK NETWORKS INC	LOV	$2.97	$6.21	$2.80	$75	$14	$0	$61	$59	$69	1.0 x	0.9 x
MOMO INC-SPON ADR	MOMO	$17.86	$19.89	$9.50	$3,373	$102	$0	$3,271	$29	$3	114.7 x	1045.5 x
JIAYUAN.COM INTERNATIONA-ADR	DATE	$8.01	$8.52	$4.18	$267	$32	$0	$235	$100	$80	2.4 x	2.9 x
GLU MOBILE INC	GLUU	$6.37	$7.60	$3.27	$767	$66	$0	$701	$248	$114	2.8 x	6.2 x
ZYNGA INC - CL A	ZNGA	$2.91	$3.49	$2.20	$2,672	$217	$0	$2,455	$706	$873	3.5 x	2.8 x
	Mean	$16	$18	$11	$1,915	$160	$155	$1,910	$618	$600	2.2 x	2.7 x
SNAP INTERACTIVE, INC.	STVI	$0.19	$0.40	$0.15	$7	$2	$3	$8	$13	$14	0.6 x	0.6 x

Source: Bloomberg

Note: LTM = Latest Twelve Months

(1) Enterprise Value equals Equity Value plus debt less cash

(2) MOMO multiples excluded in mean calculation

- There are few true dating comparables with a subscription model; Spark Networks is the closest
- Peer companies trade at more than 3x Snap's revenue multiple

SNAP Key Metrics

Revenue:

- Variability primarily due to advertising revenue
- Subscription revenue in Q1 2015 was negatively impacted by
  - Higher refunds and chargebacks
  - Unfavorable foreign exchange rates



Revenue (in 1000s)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,139
$153
$3,151
$299
$3,240
$244
$3,239
$93
$3,129
$57
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Subscription revenue
Advertising revenue

Net Cash Provided by Operating Activities:

- Achieved objective of positive cash flow from operating activities in Q3/Q4 of 2014
- Several one-time payments occurred in Q1 2015, including:
  - Relocation of headquarters
  - Repayment of advance on advertising agreement
  - Legal settlement
  - State tax audit settlement



Net Cash Provided by (Used In) Operating Activities
$400
$200
$0
($200)
($400)
($600)
($800)
($1,000)
($1,200)
($465)
($301)
$377
$221
($1,053)
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
(in 1000s)

Recent Financial Performance

INCOME STATEMENT (In 1,000s)

	2015	2014				
	Q1	Q1	Q2	Q3	Q4	Total
Subscription revenue	3,129	3,139	3,151	3,240	3,239	12,769
Advertising revenue	57	153	299	244	94	790
Total revenue	**3,186**	**3,292**	**3,450**	**3,485**	**3,333**	**13,559**
Programming, hosting and technology	527	942	670	687	538	2,837
SG&A	3,642	3,356	3,034	2,980	3,097	12,467
Total expenses	**4,169**	**4,297**	**3,704**	**3,667**	**3,635**	**15,303**
% of total revenue	*131%*	*131%*	*107%*	*105%*	*109%*	*113%*
Loss from operations	**(983)**	**(1,005)**	**(254)**	**(183)**	**(302)**	**(1,744)**
Loss from operations %	*-31%*	*-31%*	*-7%*	*-5%*	*-9%*	*-13%*
Other income (expense)	(236)	72	(6)	(35)	55	86
Net income (loss)	**(1,219)**	**(933)**	**(260)**	**(218)**	**(248)**	**(1,658)**

Cap Table & Ownership as of 3/31/15

	Outstanding	%	Unvested Restricted Shares	Total Shares Outstanding	%
Affiliates*	21,000,000	53%	9,250,000	30,250,000	60%
Non-affiliates	18,682,826	47%	1,075,000	19,757,826	40%
	39,682,826	100%	10,325,000	50,007,826	100%
Warrants Outstanding				17,367,500	
Options Outstanding				4,007,253	
				71,382,579	

*Consists of directors and executive officers as of 3/31/15.

Contact Information

Email:

Cliff Lerner: Cliff@snap-interactive.com

Alex Harrington: Alex@snap-interactive.com

Investor Relations: IR@snap-interactive.com

Company Address:

320 W 37th Street, 13th Floor
New York, NY 10018

Phone:

(212) 967-5120